UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

Invest Green Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19215 SE 24th Street, Suite # 106-159

Camas, WA 98607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (332) 275-5814

445 Park Avenue, 9th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IGAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Class A Ordinary Share	IGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2026, Invest Green Acquisition Corporation (the “Company”) issued an unsecured promissory note in the aggregate principal amount of $3,500,000 (the “Note”) to IG SPAC Sponsor LLC (“Sponsor”) that is effective as of December 1, 2025. Pursuant to the Note, the outstanding principal amount of the Note is payable on the date on which the Company consummates a business combination (the “Maturity Date”).

At any time on or prior to the Maturity Date, Sponsor may elect to convert any amounts outstanding under the Note into units at a conversion price equal to $5.00 per unit (“Working Capital Units”). Each Working Capital Unit consists of one Class A ordinary share, par value $0.0001 per share (a “Working Capital Share”), and one right (a “Working Capital Right”), with each Working Capital Right entitling holder thereof to receive one-tenth of one Class A ordinary share upon the completion of an initial business combination. The terms of such units issued in connection with such conversion shall be identical to the private placement units sold by the Company simultaneously with their initial public offering that closed on November 26, 2025. The Note bears no interest.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Promissory Note, dated as of February 17, 2026, issued to IG SPAC Sponsor LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Invest Green Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVEST GREEN ACQUISITION CORPORATION

Date: February 23, 2026	By:	/s/ Andrew McLean
Andrew McLean
Chief Executive Officer

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